UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22877

Nuveen All Cap Energy MLP Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report November 30, 2016

JMF
Nuveen Energy MLP Total Return Fund

JMLP
Nuveen All Cap Energy MLP Opportunities Fund

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.’s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen Investments, Inc. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds.

Here they discuss economic and market conditions, their investment strategies and the performance of the Funds for the twelve-month reporting period ended November 30, 2016.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended November 30, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, as reported by the “third” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.6% in November 2016 from 5.0% in November 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.7% over the twelve-month reporting period ended November 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in October 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.’s “Brexit” vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.

The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed funds rate from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept the rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.’s Brexit vote. By the end of the year, the third quarter’s strong GDP report and an uptick in inflation prompted the Fed to raise the target rate to a range of 0.50% to 0.75% at its mid-December meeting (subsequent to the close of this reporting period).

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23rd also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the “shock,” over the next several weeks, U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.

The outlook for master limited partnerships (“MLPs”) has shifted significantly throughout the reporting period. In the early part of 2016, we experienced panic selling where the market made no differentiation among various parts of the energy industry or exposures. This selling eventually led to significant undervaluation for MLPs, which operate in the relatively more stable midstream portion of the energy industry. This set the stage for a snapback recovery. During the summer months, uncertainty in the energy markets decreased and a more positive consensus started to build around the outlook for MLP and energy infrastructure fundamentals.

In November 2016, we received two pieces of important news for the markets in general and energy specifically. First, a Republican sweep in the elections appears to have the market expecting a more favorable investment environment, which includes a lower corporate and individual tax regime, a coming period of lower business regulations and an energy policy that does not disproportionately favor one source over another. Second, at the end of November, the Organization of Petroleum Exporting Countries (OPEC) announced a future cut in oil production from current levels and an agreement from non-OPEC countries to cut production as well. This removal of future supply directly addresses the market’s concerns about an over-supplied oil market. We caution that despite this announcement and modest global demand growth, it will still require an interim period of months or years to work through excess inventory across the globe. Specific to the U.S., higher prices will increase drilling and completion activity, tempering hopes of meaningfully higher prices in the near to medium term. That said, as we have stated previously, MLPs need stable or rising commodity prices to have a sustained recovery.

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As the pendulum has swung from irrationally negative to modestly positive for energy investor sentiment, we have seen corroborating data by way of fund flows. In the downturn and through the bottom of the market, there were significant outflows from the MLP asset class. We saw this in closed-end funds through delevering, including the Funds discussed in this report, Exchange Traded Funds (ETF) and Exchanged Traded Notes (ETN) redemptions and redemptions among the open-end mutual funds. Despite the recent volatile performance from open-end funds, inflows commenced in February 2016 and remained positive for the balance of the reporting period. Institutional flows in the asset class have been muted.

How did the Funds perform during this twelve-month reporting period ended November 30, 2016?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods, where applicable, ended November 30, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. Both Funds’ total return at NAV outperformed both the Alerian MLP Index (the “Index”) and the S&P 500® Index during the twelve-month reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies they pay taxes on their own income and net realized capital gains. Consequently, as explained more fully later in the report, the Funds’ adjustments to their assets and liabilities to reflect a Fund’s projected future tax payments based primarily on the amount of unrealized gains or losses in the Fund’s portfolio at that time can significantly impact Fund NAV performance. In the most recent twelve month reporting period, those tax-related adjustments had a moderating impact on the positive NAV performance of JMF, and no impact on the positive NAV performance of JMLP.

The Funds employ leverage. As explained more fully later in the report, in the most recent twelve-month reporting period, where the value of portfolio assets fell sharply during the beginning of the reporting period, but then generally rose throughout the remainder of the reporting period, ending somewhat higher (even if one takes into account the reduction to NAV caused by the increase in the deferred tax liability for JMF), this leverage had a positive impact on JMF’s and JMLP’s total returns.

You should consider the Funds’ tax-related adjustments and leverage when comparing each Fund’s performance to the Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar.

We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the twelve-month reporting period ended November 30, 2016, into the following sub-sections:

•	Impact of portfolio management strategies on Fund NAV performance

•	Impact of tax-related adjustments on Fund NAV performance

•	Impact of leverage on Fund NAV performance

Impact of the Funds’ primary portfolio investment strategies on Fund NAV performance.

Both Funds continue to invest primarily in publicly traded master limited partnerships (MLPs) operating in the energy sector with the main objective of providing a tax-advantaged total return.

During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

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Portfolio Managers’ Comments (continued)

The overarching issue for MLP investors during the reporting period was the volatility in crude oil prices. Crude oil, as measured by West Texas Intermediate NYMEX price, bottomed in February 2016 at $26 per barrel. From this point, crude oil prices almost doubled through the end of the reporting period. The MLPs owned by the Funds have very little direct commodity price exposure. However, in periods of commodity price extremes, MLPs will tend to trade in sympathy with other energy securities, regardless of fundamentals. As a result, when MLPs bottomed, they were in an extremely oversold position. As commodity prices have recovered, MLPs have followed suit but not to the same extent. The early portion of the reporting period was driven by the negative crude oil market and in that environment the closed-end fund peer group substantially reduced leverage. During this period, each Fund paid down its borrowing facility by selling lower yielding and lower quality MLPs in an effort to retain high yielding securities that better supported its distribution to shareholders. In several cases, the Funds sold more securities than needed to pay down debt and used excess cash to purchase high yielding MLPs that the portfolio management team viewed as undervalued. For JMF these trades were sufficient to maintain the Fund’s quarterly payout throughout the reporting period. In JMLP, the opportunity to shift the Fund’s portfolio into higher yielding securities was limited as the portfolio in large part was already positioned that way. As a result, JMLP’s distribution was reduced after the credit facility was paid down. As the market recovered, the trades into high yielding securities benefited the Fund as the dominant trend since the bottom has been in favor of higher yielding MLPs.

JMF’s portfolio performance (that is, excluding the impact of tax-related and expenses adjustments) outperformed the Index for the twelve-month reporting period ended November 30, 2016. For JMF, among the positive contributors to performance was avoiding low quality MLPs and certain sectors. The other major drivers of relative outperformance were: 1) security selection among mid-cap MLPs, and 2) a significant overweight towards higher yielding MLPs compared to the Index. Security selection among large-cap diversified MLPs negatively impacted performance during the reporting period. Specifically, investments in Energy Transfer Equity LP and Kinder Morgan Inc., performed poorly. The Fund exited both positions during the reporting period.

JMLP’s portfolio performance outperformed the Index for the twelve-month reporting period ended November 30, 2016. JMLP’s strategy is differentiated from JMF in the following ways: 1) JMLP will not own the top ten constituents in the Index, and 2) JMLP will not purchase securities in the bottom 30% of the universe, as defined by Advisory Research’s “Quality Scorecard” process. For JMLP this strategy was a positive contributor to performance for the reporting period. The securities in JMLP’s eligible universe outperformed the Index on average during the reporting period. Indeed, the securities in the bottom 30% of evaluated quality posted negative returns on average, despite a strong period of returns for MLPs in general. Advisory Research’s MLP proprietary “Quality Scorecard” screening and investment discipline can serve both sides of the spectrum, as during the final quarter of the reporting period, these same low quality MLPs outperformed the Index and the Fund’s portfolio. The Fund’s smaller-cap positioning was helpful as the MLP market recovered. Seventy percent of the market capitalization of the Index is composed of the largest cap MLPs in the universe. The Fund held none of these securities, either due to their membership among the top ten in the Index or because they traded at a premium valuation (low yield) that was deemed not suitable to meet the Fund’s portfolio goals.

Impact of tax-related adjustments on the Funds’ NAV performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will generally have a “moderating impact” on the total returns of investment during a particular measurement period. An increase in the value of a Fund’s portfolio

8	NUVEEN

investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which again would tend to partially offset such portfolio value decreases.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized.

For JMF, the value of the Fund’s portfolio investments declined during December 2015 through February 2016, resulting in a decrease in the projected future tax liability of the Fund, and a consequent elimination of a substantial portion of its large deferred tax liability, which had the effect of moderating the NAV decline of the Fund’s common shares (and therefore moderating the negative total return otherwise experienced by the common shareholders) during that three-month period. This reversed, however, for the remainder of the reporting period when the value of the Fund’s portfolio investments increased and resulted in an increase in that deferred tax liability, which similarly had a moderating effect on the common share NAV increases (and therefore moderated the positive total return otherwise experienced by the common shareholders) over that nine-month period. During the overall twelve-month reporting period, the net effect was an increase in the deferred tax liability, which had a negative impact on the Fund’s otherwise favorable NAV performance.

At November 30, 2015, JMLP had a valuation allowance to offset the deferred tax asset. This allowance still existed at November 30, 2016. As a result, there was no impact to NAV performance associated with the deferred tax asset or liability.

Impact of the Funds’ leverage strategies on NAV performance

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Due to the extreme negative market returns from December 2015 through February 2016 and the resulting de-levering of the portfolio, which involved the selling of securities at or near the bottom of the market, leverage had a negative impact on JMF’s performance during that three-month period, but served to enhance returns over the ensuing nine months, so that leverage ended up contributing favorably to return on common share NAV twelve-month reporting period ended November 30, 2016, particularly if one removes the negative impact of the tax-related adjustments described above triggered by increases in net unrealized capital gains. For JMLP over the full twelve-month reporting period, leverage had a positive impact on performance as any negative impact of leverage in the early part of the fiscal year was more than erased, as the portfolio outperformed to the upside more than it had underperformed to the downside earlier in the year.

The Funds employ regulatory leverage through the use of bank borrowings. As of November 30, 2016, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$185,550,000	$39,000,000

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Portfolio Managers’ Comments (continued)

As of November 30, 2016, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	25.93%	24.25%
Regulatory Leverage*	25.93%	24.25%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings.

The Funds operate under established leverage guidelines. During the current reporting period, volatility in the MLP market caused the Funds to periodically reduce and increase the amount of their outstanding borrowings in order to maintain levels consistent with these guidelines. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	December 1, 2015	Draws	Paydowns	November 30, 2016	Average Balance Outstanding	Draws	Paydowns	January 26, 2017
JMF	$199,000,000	$101,850,000	$(115,300,000)	$185,550,000	$164,347,541	$1,300,000	$—	$186,850,000
JMLP	$41,800,000	$23,900,000	$(26,700,000)	$39,000,000	$33,329,918	$6,000,000	$—	$45,000,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a marginally negative impact on overall fund performance.

10	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2016, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of each Fund’s distributions as of November 30, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of November 30, 2016

	Fiscal YTD			Fiscal YTD
	Percentage of the Distribution			Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$1.3480	$0.0000	$0.0000	$1.3480
JMLP (FYE 11/30)	0.00%	0.00%	100%	$1.0280	$0.0000	$0.0000	$1.0280

(1)	The Funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of November 30, 2016

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/23/2011	$0.3370	10.04%	12.27%	1.52%	10.04%	20.13%
JMLP (FYE 11/30)	3/26/2014	$0.2460	10.30%	22.62%	(13.90)%	10.76%	46.16%

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Share Information (continued)

EQUITY SHELF PROGRAM

During the current reporting period, JMLP filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program, which is not yet effective. Under this program JMLP, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of November 30, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$13.42	$9.55
Share price	$13.32	$9.80
Premium/(Discount) to NAV	(0.75)%	2.62%
12-month average premium/(discount) to NAV	(5.08)%	0.79%

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Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

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JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of November 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
JMF at NAV	12.27%	2.75%	1.52%
JMF at Share Price	27.51%	3.86%	1.08%
Alerian MLP Index	9.28%	2.51%	2.70%
S&P 500® Index	8.06%	14.45%	11.81%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	146.7%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	145.5%
Borrowings	(35.0)%
Deferred Tax Liability, net	(10.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	98.6%
Energy Equipment & Services	1.3%
Repurchase Agreements	0.1%
Total	100%

Top Ten Issuers

(% of total long-term
investments)1

Plains All American Pipeline LP	9.1%
Williams Partners LP	8.6%
DCP Midstream Partners LP	8.1%
Energy Transfer Partners LP	7.8%
EnLink Midstream Partners LP	6.2%
Enbridge Energy Partners LP	5.3%
Buckeye Partners LP	5.3%
Magellan Midstream Partners LP	3.8%
MPLX LP	3.7%
Enable Midstream Partners LP	3.6%

1	Excluding investments in derivatives.

NUVEEN	15

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of
November 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2016

	Average Annual
	1-Year	Since Inception
JMLP at NAV	22.62%	(13.90)%
JMLP at Share Price	34.48%	(14.43)%
Alerian MLP Index	9.28%	(8.00)%
S&P 500® Index	8.06%	8.89%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	128.8%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	132.0%
Borrowings	(32.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	90.3%
Energy Equipment & Services	4.8%
Gas Utilities	2.3%
Repurchase Agreements	2.6%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Enable Midstream Partners LP	9.8%
EnLink Midstream Partners LP	7.5%
DCP Midstream Partners LP	6.8%
Arc Logistics Partners LP	5.1%
Archrock Partners LP	4.9%
NGL Energy Partners LP	4.7%
Summit Midstream Partners LP	4.7%
KNOT Offshore Partners LP	4.4%
Golar LNG Partners LP	4.4%
American Midstream Partners LP	4.4%

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Energy MLP Total Return Fund and

Nuveen All Cap Energy MLP Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Energy MLP Total Return Fund and Nuveen All Cap Energy MLP Opportunities Fund (hereinafter referred to as the “Funds”) at November 30, 2016, the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

January 26, 2017

18	NUVEEN

JMF

Nuveen Energy MLP Total Return Fund
Portfolio of Investments	November 30, 2016

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 146.7% (99.9% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 146.7% (99.9% of Total Investments)

	Energy Equipment & Services – 1.9% (1.3% of Total Investments)

640,836	Archrock Partners LP			$10,214,926

	Oil, Gas & Consumable Fuels – 144.8% (98.6% of Total Investments)

639,900	Buckeye Partners LP			41,171,166
696,344	Crestwood Equity Partners LP			15,598,106
1,816,004	DCP Midstream Partners LP			62,888,219
474,653	Delek Logistics Partners LP			12,127,384
1,791,755	Enable Midstream Partners LP			27,987,213
611,462	Enbridge Energy Management LLC, (2)			15,274,316
1,682,825	Enbridge Energy Partners LP, (3)			41,565,778
1,726,874	Energy Transfer Partners LP, (3)			60,647,814
2,751,895	EnLink Midstream Partners LP			48,213,200
818,834	Enterprise Products Partners LP, (3)			21,232,366
741,252	Genesis Energy LP			25,899,345
379,180	Golar LNG Partners LP, (4)			8,448,130
210,075	JP Energy Partners LP			1,739,421
560,000	KNOT Offshore Partners LP, (4)			12,208,000
421,101	Magellan Midstream Partners LP			29,161,244
871,780	MPLX LP			28,637,973
679,895	Navios Maritime Midstream Partners LP, (4)			7,132,099
557,775	NGL Energy Partners LP			10,346,726
48,950	Noble Midstream Partners LP, (5)			1,569,827
395,405	ONEOK Partners LP			16,527,929
75,465	PBF Logistics LP			1,407,422
2,136,008	Plains All American Pipeline LP			70,381,463
958,122	Summit Midstream Partners LP			21,509,839
162,550	Tallgrass Energy Partners LP			7,613,842
479,635	Targa Resources Corp.			25,559,749
486,045	TC PipeLines LP			25,833,292
3,453,211	Teekay Offshore Partners LP			18,889,064
389,077	Tesoro Logistics LP			18,337,199
980,540	USD Partners LP			13,923,668
91,535	The Williams Companies, Inc., (4)			2,810,125
1,841,520	Williams Partners LP			67,215,480
328,922	World Point Terminals LP			5,532,468
	Total Oil, Gas & Consumable Fuels			767,389,867
	Total Long-Term Investments (cost $642,367,803)			777,604,793

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)

	REPURCHASE AGREEMENTS – 0.1% (0.1% of Total Investments)

$711	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/16, repurchase price $710,667, collateralized by $630,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $726,075	0.030%	12/01/16	$710,666
	Total Short-Term Investments (cost $710,666)			710,666
	Total Investments (cost $643,078,469) – 146.8%			778,315,459
	Borrowings – (35.0)% (6), (7)			(185,550,000)
	Deferred Tax Liability, net – (10.5)%			(55,448,556)
	Other Assets Less Liabilities – (1.3)% (8)			(7,184,654)
	Net Assets – 100%			$530,132,249

NUVEEN	19

JMF	Nuveen Energy MLP Total Return Fund
	Portfolio of Investments (continued)	November 30, 2016

Investments in Derivatives as of November 30, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$96,375,000	Receive	1-Month USD- LIBOR-ICE	1.735%	Monthly	1/03/17	12/01/18	12/01/20	$(1,745,235)	$(3,006,643)
JPMorgan Chase Bank, N.A.	96,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	1/03/17	12/01/20	12/01/22	(3,540,530)	(5,275,950)
	$192,750,000								$(5,285,765)	$(8,282,593)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Represents a new security, which has not made an initial distribution to shareholders.

(6)	Borrowings as a percentage of Total Investments is 23.8%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $487,527,026 have been pledged as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

20	NUVEEN

JMLP

Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments	November 30, 2016

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 128.8% (97.4% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 128.8% (97.4% of Total Investments)

	Energy Equipment & Services – 6.3% (4.8% of Total Investments)

481,902	Archrock Partners LP			$7,681,518

	Gas Utilities – 3.1% (2.3% of Total Investments)

84,049	AmeriGas Partners LP			3,772,119

	Oil, Gas & Consumable Fuels – 119.4% (90.3% of Total Investments)

465,968	American Midstream Partners LP			6,873,028
542,595	Arc Logistics Partners LP			8,003,276
285,129	Crestwood Equity Partners LP			6,386,890
308,938	DCP Midstream Partners LP			10,698,523
92,160	Delek Logistics Partners LP			2,354,688
983,965	Enable Midstream Partners LP			15,369,532
264,975	Enbridge Energy Management LLC, (2)			6,619,069
672,130	EnLink Midstream Partners LP			11,775,718
148,200	GasLog Partners LP, (3)			3,015,870
187,215	Global Partners LP			2,957,997
310,085	Golar LNG Partners LP, (3)			6,908,694
139,535	Holly Energy Partners LP			4,501,399
387,060	JP Energy Partners LP			3,204,857
318,390	KNOT Offshore Partners LP, (3)			6,940,902
238,485	Navios Maritime Midstream Partners LP, (3)			2,501,708
398,938	NGL Energy Partners LP			7,400,300
10,160	Noble Midstream Partners LP, (4)			325,831
97,945	PBF Logistics LP			1,826,674
371,500	PennTex Midstream Partners LP			5,847,410
286,130	Rice Midstream Partners LP, (5)			6,166,102
326,175	Summit Midstream Partners LP			7,322,629
42,473	TC PipeLines LP			2,257,440
937,613	Teekay Offshore Partners LP			5,128,743
37,588	TransMontaigne Partners LP			1,597,114
314,902	USD Partners LP			4,471,608
298,385	World Point Terminals LP			5,018,836
	Total Oil, Gas & Consumable Fuels			145,474,838
	Total Long-Term Investments (cost $169,557,936)			156,928,475

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.4% (2.6% of Total Investments)

	REPURCHASE AGREEMENTS – 3.4% (2.6% of Total Investments)

$4,177	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/16, repurchase price $4,177,425, collateralized by $3,700,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $4,264,250	0.030%	12/01/16	$4,177,422
	Total Short-Term Investments (cost $4,177,422)			4,177,422
	Total Investments (cost $173,735,358) – 132.2%			161,105,897
	Borrowings – (32.0)% (6), (7)			(39,000,000)
	Other Assets Less Liabilities – (0.2)%			(282,609)
	Net Assets – 100%			$121,823,288

NUVEEN	21

JMLP	Nuveen All Cap Energy MLP Opportunities Fund
	Portfolio of Investments (continued)	November 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(4)	Represents a new security, which has not made an initial distribution to shareholders.

(5)	Registration was declared effective 12/07/15, however, the restricted legend has not yet been removed.

(6)	Borrowings as a percentage of Total Investments is 24.2%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $92,660,177 have been pledged as collateral for borrowings.

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	November 30, 2016

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $642,367,803 and $169,557,936, respectively)	$777,604,793	$156,928,475
Short-term investments, at value (cost approximates value)	710,666	4,177,422
Interest rate swaps premiums paid	2,996,828	—
Receivable for:
Income tax refund	—	18,189
Investments sold	5,008,045	6,869,003
State income tax	—	—
Other assets	49,253	7,145
Total assets	786,369,585	168,000,234
Liabilities
Cash overdraft	5,009,662	6,870,699
Borrowings	185,550,000	39,000,000
Unrealized depreciation on interest rate swaps	8,282,593	—
Payable for:
Interest	202,816	41,004
Federal income tax	465,450	—
State income tax	262,498	7,966
Deferred tax liability, net	55,448,556	—
Accrued expenses:
State franchise tax	50,180	14,763
Management fees	603,012	136,278
Trustees fees	54,965	7,969
Other	307,604	98,267
Total liabilities	256,237,336	46,176,946
Net assets	$530,132,249	$121,823,288
Shares outstanding	39,502,430	12,760,493
Net asset value (“NAV”) per share outstanding	$13.42	$9.55
Net assets consist of:
Shares, $0.01 par value per share	$395,024	$127,605
Paid-in surplus	426,211,357	202,475,766
Accumulated net investment income (loss), net of tax	(70,810,977)	(8,232,215)
Accumulated net realized gain (loss), net of tax	50,524,623	(59,918,407)
Net unrealized appreciation (depreciation), net of tax	123,812,222	(12,629,461)
Net assets	$530,132,249	$121,823,288
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Year Ended November 30, 2016

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$59,597,567	$11,956,105
Less: Return of capital on distributions from MLPs	(59,597,567)	(11,956,105)
Dividends	2,494,846	1,571,568
Interest	684	349
Total investment income	2,495,530	1,571,917
Expenses
Management fees	(6,684,988)	(1,428,314)
Interest expense on borrowings	(2,083,536)	(407,398)
Custodian fees	(63,951)	(27,021)
Trustees fees	(23,730)	(5,036)
Professional fees	(133,094)	(100,428)
Shareholder reporting expenses	(91,607)	(38,200)
Shareholder servicing agent fees	(339)	(52)
Stock exchange listing fees	(12,659)	(7,846)
Investor relations expenses	(78,422)	(18,376)
Franchise tax expenses	(65,782)	(57,932)
Other	(92,455)	(79,368)
Total expenses	(9,330,563)	(2,169,971)
Net investment income (loss) before taxes	(6,835,033)	(598,054)
Deferred tax benefit	2,385,827	—
Current tax (expense)/benefit	(451,501)	10,972
Net investment income (loss)	(4,900,707)	(587,082)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	(82,339,518)	(43,674,877)
Deferred tax (expense)/benefit	28,741,587	—
Net realized gain (loss) from investments	(53,597,931)	(43,674,877)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	170,530,338	65,167,980
Swaps before taxes	(750,605)	—
Deferred tax (expense)/benefit	(59,263,335)	—
Change in net unrealized appreciation (depreciation) of investments	110,516,398	65,167,980
Net realized and unrealized gain (loss)	56,918,467	21,493,103
Net increase (decrease) in net assets from operations	$52,017,760	$20,906,021

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/16	Year Ended 11/30/15	Year Ended 11/30/16	Year Ended 11/30/15
Operations
Net investment income (loss)	$(4,900,707)	$(3,034,001)	$(587,082)	$(1,546,276)
Net realized gain (loss) from investments	(53,597,931)	40,254,214	(43,674,877)	(21,486,285)
Change in net unrealized appreciation (depreciation) of:
Investments	111,267,003	(320,550,116)	65,167,980	(81,793,509)
Swaps	(750,605)	(5,113,604)	—	—
Net increase (decrease) in net assets from operations	52,017,760	(288,443,507)	20,906,021	(104,826,070)
Distributions to Shareholders
Return of capital	(53,172,869)	(52,936,194)	(13,115,564)	(17,451,248)
Decrease in net assets from distributions to shareholders	(53,172,869)	(52,936,194)	(13,115,564)	(17,451,248)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	762,380	—	28,658	—
Net increase (decrease) in net assets from Fund share transactions	762,380	—	28,658	—
Net increase (decrease) in net assets	(392,729)	(341,379,701)	7,819,115	(122,277,318)
Net assets at the beginning of period	530,524,978	871,904,679	114,004,173	236,281,491
Net assets at the end of period	$530,132,249	$530,524,978	$121,823,288	$114,004,173
Accumulated net investment income (loss), net of tax at the end of period	$(70,810,977)	$(65,910,270)	$(8,232,215)	$(7,645,133)

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Year Ended November 30, 2016

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$52,017,760	$20,906,021
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(190,796,785)	(52,308,040)
Proceeds from sales of investments	193,724,441	50,324,072
Proceeds from (Purchases of) short-term investments, net	11,192,102	5,247,353
Premiums received (paid) for interest rate swaps	(1,526,809)	—
Return of capital distributions from MLPs	59,597,567	11,956,105
(Increase) Decrease in:
Receivable for income tax refund	—	1,255,905
Receivable for investments sold	(4,429,010)	(6,869,003)
Receivable for state income tax	—	5,004
Other assets	(870)	(185)
Increase (Decrease) in:
Deferred tax liability, net	28,135,921	—
Payable for interest	44,057	9,398
Payable for federal income tax	465,450	—
Payable for state income tax	(19,325)	7,966
Accrued state franchise tax expense	(1,316)	(6,268)
Accrued management fees	(46,157)	(6,155)
Accrued Trustees fees	6,454	2,111
Accrued other expenses	(70,860)	(13,396)
Net realized (gain) loss from investments before taxes	82,339,518	43,674,877
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(170,530,338)	(65,167,980)
Swaps before taxes	750,605	—
Net cash provided by (used in) operating activities	60,852,405	9,017,785
Cash Flows from Financing Activities
Proceeds from borrowings	101,850,000	23,900,000
Repayments of borrowings	(115,300,000)	(26,700,000)
Increase (Decrease) in cash overdraft	5,008,084	6,869,121
Cash distributions paid to shareholders	(52,410,489)	(13,086,906)
Net cash provided by (used in) financing activities	(60,852,405)	(9,017,785)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,978,357	$383,180
Net cash paid (received) for taxes	72,168	51,384

See accompanying notes to financial statements.

26	NUVEEN

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NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

Energy MLP Total Return (JMF)
Year Ended 11/30:
2016	$13.45	$(0.12)	$1.44	$1.32	$—	$(1.35)	$(1.35)	$—	$13.42	$13.32
2015	22.10	(0.08)	(7.23)	(7.31)	—	(1.34)	(1.34)	—	13.45	11.91
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016	8.94	(0.05)	1.69	1.64	—	(1.03)	(1.03)	—	9.55	9.80
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	8.94	8.35
2014(g)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Energy MLP Total Return (JMF)
Year Ended 11/30:
2016	$185,550	$3,857
2015	199,000	3,666
2014	315,000	3,768
2013	283,000	3,818
2012	257,000	3,710

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016	39,000	4,124
2015	41,800	3,727
2014(g)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

28	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(c)(d)(e)		Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

12.27%	27.51%	$530,132	(1.99)%	(1.46)%	(8.10)%	(1.05)%	(6.11)%	28%
(34.43)	(37.51)	530,525	(1.95)	(0.68)	22.29	(0.42)	24.23	18
15.67	13.67	871,905	(1.84)	(1.45)	(10.38)	(1.47)	(8.54)	6
21.51	13.20	797,625	(1.98)	(1.97)	(13.22)	(1.48)	(11.25)	39
10.71	17.87	696,370	(2.10)	(2.10)	(5.58)	0.25	(3.48)	45

22.62	34.48	121,823	(2.15)	(0.59)	(2.14)	(0.58)	0.01	37
(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)	(0.85)	1.86	37
1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13)*	(1.82)*	(1.36)	25

(c)	During the fiscal year ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
Energy MLP Total Return (JMF)	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)	Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2016	(0.45)%
2015	(0.37)
2014	(0.32)
2013	(0.41)
2012	(0.49)

Ratios of Borrowings Interest Expense to Average Net Assets
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016	(0.40)%
2015	(0.34)
2014(g)	(0.29)*

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF) (“Energy MLP Total Return (JMF)”)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP) (“All Cap Energy MLP Opportunities (JMLP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Energy MLP Total Return’s (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities’ (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

30	NUVEEN

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 1.28% and 1.46%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$465,449	$—
State	(13,948)	(10,972)
Total current tax expense (benefit)	$451,501	$(10,972)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Deferred tax expense (benefit):
Federal	$27,095,033	$—
State	1,040,888	—
Total deferred tax expense (benefit)	$28,135,921	$—

NUVEEN	31

Notes to Financial Statements (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$28,211,814	35.00%	$7,313,267	35.00%
State income taxes, net of federal benefit	1,031,822	1.28	304,217	1.46
Effect of permanent differences – Dividends Received Deduction	(703,515)	(0.87)	(436,244)	(2.09)
Effect of valuation allowance	—	—	(7,210,725)	(34.51)
Other	47,301	0.06	18,513	0.09
Total income tax expense (benefit)	$28,587,422	35.47%	$(10,972)	(0.05)%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$13,000,435	$9,038,556
Federal capital loss carryforward	16,752,345	17,981,746
State net loss carryforward (tax basis)	2,660,599	1,277,073
Accumulated net unrealized loss on investments (tax basis)	—	1,237,181
Accumulated net unrealized loss on swaps (tax basis)	3,063,983	—
Tax credit carryforward – AMT	990,522	—
Other	30,794	3,761
	$36,498,678	$29,538,317
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(90,740,423)	$—
Net deferred taxes before valuation allowance	$(54,241,745)	$29,538,317
Less: valuation allowance	(1,206,811)	(29,538,317)
Net deferred tax assets (liabilities)	$(55,448,556)	$—

32	NUVEEN

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$36,749,042
Initial allowance recorded	—	—
Provision to return	—	53,139
Release of valuation allowance	—	(7,466,139)
Change in state tax deferred rate	—	202,275
Balance at the end of period	$1,206,811	$29,538,317

As of November 30, 2016, the Funds’ tax year end, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2034	$23,463,451	$—
November 30, 2035	13,680,649	18,213,944
November 30, 2036	—	7,610,503
Total	$37,144,100	$25,824,447

As of November 30, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2020	$—	$18,438,620
November 30, 2021	47,863,842	32,937,797
Total	$47,863,842	$51,376,417

As of November 30, 2016, Energy MLP Total Return (JMF) had AMT credit carryforwards of $990,522. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits do not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$533,048,728	$164,396,315
Gross unrealized:
Appreciation	$306,218,380	$32,069,077
Depreciation	(60,951,649)	(35,359,495)
Net unrealized appreciation (depreciation) of investments	$245,266,731	$(3,290,418)

NUVEEN	33

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources

34	NUVEEN

independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$777,604,793	$—	$—	$777,604,793

Short-Term Investments:
Repurchase Agreements	—	710,666	—	710,666

Investments in Derivatives:
Interest Rate Swaps**	—	(8,282,593)	—	(8,282,593)
Total	$777,604,793	$(7,571,927)	$—	$770,032,866
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$156,928,475	$—	$—	$156,928,475

Short-Term Investments:
Repurchase Agreements	—	4,177,422	—	4,177,422
Total	$156,928,475	$4,177,422	$—	$161,105,897
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

NUVEEN	35

Notes to Financial Statements (continued)

The table below presents the transfers in and out of the three valuation levels for All Cap Energy MLP Opportunities (JMLP) as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
All Cap Energy MLP Opportunities (JMLP)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Master Limited Partnerships & MLP Affiliates	$6,166,102	$—	$—	$—	$—	$(6,166,102)

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

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The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$710,666	$(710,666)	$—
All Cap Energy MLP Opportunities (JMLP)	Fixed Income Clearing Corporation	4,177,422	(4,177,422)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

During the current fiscal period, Energy MLP Total Return (JMF) continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Energy MLP Total Return (JMF)
Average notional amount of interest rate swap contracts outstanding*	$192,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the following Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Energy MLP Total Return (JMF)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(8,282,593)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan Chase Bank, N.A.	$—	$(8,282,593)	$—	$(8,282,593)	$5,641,735	$(2,640,858)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
Energy MLP Total Return (JMF)	Interest rate	Swaps	$—	$(750,605)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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4. Fund Shares

Equity Shelf Program and Offering Costs

The Funds have each filed a registration statement with the Securities and Exchange’s Commission (“SEC”) authorizing the Funds to issue additional shares through an equity shelf program (“Shelf Offering”), which Energy MLP Total Return (JMF) became effective with the SEC during a prior fiscal period and All Cap Energy MLP Opportunities’s (JMLP) is not yet effective.

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the following Fund’s Shelf Offering during the Fund’s current and/or prior fiscal period were as follows:

Energy MLP Total Return (JMF)
	Year Ended 11/30/16	Year Ended 11/30/15*
Additional authorized shares	—	9,800,000
Shares sold	—	—
Offering proceeds, net of offering costs	—	—
*	Represents authorized shares for the period December 1, 2014 through March 31, 2015.

Costs incurred by Energy MLP Total Return (JMF) in connection with its Shelf Offering was recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/16	Year Ended 11/30/15	Year Ended 11/30/16	Year Ended 11/30/15
Shares:
Issued to shareholders due to reinvestment of distributions	56,682	—	3,733	—

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$190,796,785	$52,308,040
Sales	193,724,441	50,324,072

6. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

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Notes to Financial Statements (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Maximum commitment amount	$215,000,000	$45,000,000

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As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was a follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Outstanding balance on Borrowings	$185,550,000	$39,000,000

Interest charged on these Borrowings is at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% for Energy MLP Total Return (JMF) and plus 0.70% for All Cap Energy MLP Opportunities (JMLP). The Funds also accrue a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Average daily balance outstanding	$164,347,541	$33,329,918
Average annual interest rate	1.22%	1.17%

Other Borrowings Information for the Funds

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

8. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) increased the outstanding balance on their Borrowings to $186,850,000 and $45,000,000, respectively.

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Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

∎	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	43

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	NUVEEN

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		184

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		184

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		184

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		184

NUVEEN	45

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		184

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		184

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		184

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		184

∎ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		184

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		184

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		184

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2015-2016) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014); Managing Director (since 2010) of Nuveen Investments Holdings, Inc.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		185

NUVEEN	47

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY

Managing Director (since 2014), formerly, Senior Vice President

(2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.

1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		185

∎ NATHANIEL T. JONES			Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		185

∎ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		185

∎ DAVID J. LAMB			Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		185

∎ KEVIN J. MCCARTHY			Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		185

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		185

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER

Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		185

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		185

∎ GIFFORD R. ZIMMERMAN

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		185

(1)	The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-A-1116D        22024-INV-Y-01/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
November 30, 2016	$55,470	$0	$35,000	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2015	$54,493	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
November 30, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
November 30, 2016	$35,000	$0	$0	$35,000
November 30, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research Inc. (the “Sub-Adviser” or “ARI”). The Sub-Adviser’s Proxy Voting Policies and Procedures are as follows:

Proxy Voting Policy and Procedures

Regulatory Requirement

An adviser exercising proxy voting for clients must:

a)	Written Policies and Procedures. Adopt written policies and procedures that (1) are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (2) address how the adviser resolves any material conflicts of interest that may arise when voting client proxies;

b)	Information Disclosures. Disclose to clients how they can obtain information about how the adviser voted their securities, and how clients can obtain a copy of the adviser’s proxy voting policies and procedures; and

c)	Policies and Procedures Description. Describe in its Form ADV Part II or in a separate disclosure document the adviser’s proxy voting policies and procedures.

[Rule 206(4)-6]

Policy

ARI seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of ARI’s clients.

Procedures for MLP & Energy Infrastructure Strategies:

Voting decisions. ARI shall evaluate each proxy of a Master Limited Partnership (“MLP”) on a case by case basis due to their unique nature. Any proxies received for equity or debt securities other than MLP’s will be voted with management because ARI believes that recommendations by management teams or their board of directors generally are in shareholders’ best interests, and therefore in the best economic interest of ARI’s clients. There are times when ARI believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the clients’ shares. In these circumstances, ARI will vote contrary to management’s recommendations.

Decision to abstain. ARI may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that ARI has decided to sell, proxies issued for securities that ARI did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than ARI), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.

ARI also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

Conflicts of Interest. In certain circumstances, such as when the proponent of a proxy proposal is also a client of ARI, an appearance might arise of a potential conflict between ARI’s interests and the interests of affected clients in how the proxies of that issuer are voted. When ARI itself knowingly does business with a particular proxy issuer and a material conflict of interest between ARI’s interests and clients’ interests may appear to exist, ARI generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that ARI may use to assist in voting proxies.

ARI generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. ARI will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

In unusual cases, ARI may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit ARI to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves. ARI generally will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

Voting by Client Instead of ARI

An ARI client may vote its own proxies instead of directing ARI to do so. ARI recommends this approach if a client believes that proxies should be voted based on political or social interests. ARI generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with ARI’s procedures or with the client’s best economic interest in ARI’s view.

ARI generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

Recordkeeping. ARI or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by ARI that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information and

(vi) Written responses by ARI to written or oral client requests.

ARI will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if ARI relies on the service provider to maintain related records.

ARI or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Adopted effective August 1, 2003 and as amended July 31, 2014.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Advisory Research Inc., (formerly FAMCO MLP) (“Advisory Research” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES:

James J. Cunnane Jr., CFA – Managing Director, Chief Investment Officer-MLP

Mr. Cunnane is the Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP). He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. He joined the MLP team in 1996 and currently serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund. He also serves as a portfolio manager for three open-end funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund and the Advisory Research MLP & Equity Fund.    Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis, the investment committee of Mercy Health, and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley – Managing Director, Senior Portfolio Manager

Mr. Kiley is the Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. He joined the MLP team in 2005. Prior to joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund. He also serves as a portfolio manager for three open-end funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund and the Advisory Research MLP & Equity Fund. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar. He serves on the finance committee of Rossman School and The Magic House.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

Other Accounts Managed by Portfolio Manager(s) or Management team member as of November 30, 2016.

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James J. Cunnane Jr.	5	1	460	0	0	0
	$2,884,589,655	$2,207,178	$1,378,346,216	$0	$0	$0
Quinn T. Kiley	5	1	460	0	0	0
	$2,884,589,655	$2,207,178	$1,378,346,216	$0	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Subadviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Subadviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION:

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from the MLP Team’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

Item 8(a)(4).	OWNERSHIP OF JMLP SECURITIES AS OF NOVEMBER 30, 2016:

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James J. Cunnane, Jr.			x
Quinn T. Kiley				x

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen All Cap Energy MLP Opportunities Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 3, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 3, 2017